UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒   Preliminary Information Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐   Definitive Information Statement

FOCUS UNIVERSAL INC.

(Name of Registrant as Specified in its Charter)

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Focus Universal Inc. 2311 East Locust Court Ontario, CA 91761

Notice of Action Taken Pursuant to Written Consent of Stockholders

Dear Stockholder:

The accompanying information statement (the “Information Statement”) is being furnished to the holders of common stock of Focus Universal Inc. (“we,” “us,” “our” or “our company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder, in connection with an approval by written consent of the holders of our common stock.

The purpose of this Notice and the Information Statement is to notify our stockholders that, on September 15, 2025, we received a written consent from a majority of stockholders to approve an amendment and restatement of our articles of incorporation to increase the number of shares we are authorized to issue to 1,000,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and 100,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”) (the “Amended and Restated Articles”).

Our board of directors (the “Board”) approved the Amended and Restated Articles and recommended that our stockholders approve it as well. In connection with the approval of the Amended and Restated Articles, our Board elected to seek the written consent of the holders of our outstanding shares of Common Stock in order to reduce associated costs and implement the Amended and Restated Articles in a timely manner.

This Notice and the Information Statement are being furnished to you to inform you that the Amended and Restated Articles has been approved by stockholders. The Board is not soliciting your proxy in connection with the Amended and Restated Articles and proxies are not requested from stockholders.

The Amended and Restated Articles will become effective upon filing with the Nevada Secretary of State’s Office, which will occur promptly following the 20th day after the Information Statement is first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the Amended and Restated Articles.

BY ORDER OF THE BOARD OF DIRECTORS,

Desheng Wang
Chief Executive Officer

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED

TO STOCKHOLDERS ON OR ABOUT , 2025

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

FOCUS UNIVERSAL INC.

2311 East Locust Court
Ontario, CA 91761

NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT OF A MAJORITY OF THE STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You are not being asked to take or approve any action.

This Information Statement is being provided to you solely for your information.

This Information Statement is first being mailed on or about , 2025 to the holders of shares of common stock of Focus Universal Inc., a Nevada corporation (the “Company”), as of the close of business on September 23, 2025 (the “Record Date”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder. This Information Statement relates to a written consent in lieu of a meeting, dated September 15, 2025 (the “Written Consent”), of stockholders owning at least a majority of the outstanding shares of our Common Stock as of September 15, 2025.

The Written Consent authorized and approved an amendment and restatement of our articles of incorporation to increase the number of shares we are authorized to issue to 1,000,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and 100,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”) (the “Amended and Restated Articles”).

The Written Consent is sufficient under the Nevada Revised Statutes, our current our articles of incorporation, as amended (the “Current Articles”), and our bylaws to approve the Amended and Restated Articles. Accordingly, the Amended and Restated Articles will not be submitted to the other stockholders for a vote, and this Information Statement is being furnished to such other stockholders only to provide them with certain information concerning the Written Consent in accordance with the requirements of the Exchange Act and the regulations promulgated under the Exchange Act, including Regulation 14C.

The Amended and Restated Articles will become effective upon filing with the Nevada Secretary of State’s Office, which will occur promptly following the 20th day after this Information Statement is first mailed to our stockholders.

 The Company is mailing its stockholders of record as of September 23, 2025 (the “Record Date”) a definitive Information Statement materials on or about September ___, 2025.

The Information Statement is available for viewing on the Internet at: https://westcoaststocktransfer.com/FCUV/

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to the Company’s stockholders pursuant to Section 14 of the Exchange Act to notify the Company’s stockholders as of the close of business on the Record Date of the Written Consent corporate action taken by a majority of the Company’s stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Amended and Restated Articles as outlined in this Information Statement, which actions will be effective on a date that is at least 20 days after we mail a Definitive Information Statement to our stockholders.

WHO IS ENTITLED TO NOTICE?

Our Board established September 23, 2025, as the record date for the determination of stockholders entitled to receive this Information Statement.

Each outstanding common share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the stockholders. Stockholders as of the close of business on September 15, 2025, that held the authority to cast votes in excess of 50% of the Company’s outstanding voting power have voted in favor of the Written Consent. Under the Nevada Revised Statutes, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. Pursuant to the Nevada Revised Statutes, actions authorized by written consent do not require that a stockholder meeting be called or that notice be given.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Amended and Restated Articles consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of September 15, 2025. As of September 15, 2025, the Company’s voting securities consisted of 7,386,705 shares of Common Stock and 0 shares of Preferred Stock. Each share of Common Stock is entitled to cast 1 vote per share on all matters submitted to holders of Common Stock.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following actions:

1.	To increase the total number of authorized capital stock from 30,000,000 shares to 1,100,000,000 shares and designate 1,000,000,000 shares as common stock and 100,000,000 shares as blank check preferred stock by filing the Amended and Restated Articles.

WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTIONS?

No further vote is required for approval of the Amended and Restated Articles .

WHO IS PAYING THE COST OF THIS INFORMATION STATEMENT?

The entire cost of furnishing this Information Statement will be borne by the Company.

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AUTHORIZATION BY THE BOARD OF DIRECTORS

AND THE MAJORITY STOCKHOLDERS

Under the Nevada Revised Statutes and the Company’s Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The approval of the Amended and Restated Articles requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of stock.

Each holder of Common Stock is entitled to one vote per share of Common Stock held of record on any matter which may properly come before the stockholders.

OUTSTANDING VOTING SECURITIES BY CONSENTING MAJORITY STOCKHOLDERS

On September 15, 2025, the Company had 7,386,705 shares of Common Stock issued and outstanding, with the holders thereof being entitled to cast one vote per share. The voting power held by the stockholders below represented a majority of the total voting power of all issued and outstanding stock of the Company as of September 15, 2025.

The following stockholders voted in favor of the Corporate Action(s):

Common Stock Votes

Name	Number of Votes	Percentage of Total Votes

Desheng Wang	2,260,060	30.596%

Edward Lee	481,830	6.523%

Lee-Gu Family Foundation dated December 18, 2019	74,750	1.012%

Lee-Gu Foundation	245,670	3.326%

Lee-Gu Private Foundation	364,000	4.928%

Yan Chen	442,035	5.984%

Hwakay Mao	101,883	1.379%

Haitao Zhang	49,910	0.676%

TOTAL	4,020,138	54.424%

Pursuant to Rules 240.14c-2(d) and 240.14a-16(b) promulgated under the Exchange Act, the Corporate Action(s) will become effective no sooner than 20 days after we mail a Definitive Information Statement to our stockholders. This Information Statement will serve as written notice to our Stockholders pursuant to the Nevada Revised Statutes.

We are not seeking written consent from any other stockholder of the Company, and the other stockholders will not be given an opportunity to vote with respect to the Written Consent. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by Written Consent and giving our stockholders notice of such actions taken as required by the Exchange Act.

As the corporate action was taken by Written Consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of September 15, 2025: (i) by each of our directors, (ii) by each of the named executive officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of September 15, 2025, there were 7,386,705 shares of our Common Stock outstanding.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership %

Common	Desheng Wang, CEO, and Director(2)	2,275,810	30.55%

Common	Edward Lee, Chairman and Director(3)	1,182,000	15.87%

Common	Yan Chen	442,035	5.93%

Common	Michael Pope(4)	7,920	*

Common	Irving Kau	4,725	*

Common	Carine Clark(5)	15,750	*

Common	Sean Warren(6)	6,750	*

Common	All directors and executive officers as a group	3,492,955	46.90%

*Less than 1%

(1)	Applicable percentage of ownership is based on 7,386,705 shares of Common Stock outstanding on September 15, 2025.

(2)	Consists of 2,260,060 shares of Common Stock and 15,750 shares of Common Stock which Dr. Wang has the right to acquire within 60 days through the exercise of vested stock options.

(3)	Consists of 1,166,250 shares of Common Stock and 15,750 shares of Common Stock which Dr. Lee has the right to acquire within 60 days through the exercise of vested stock options.

(4)	Consists of 232 shares of Common Stock and 7,688 shares of Common Stock which Mr. Pope has the right to acquire within 60 days through the exercise of vested stock options.

(5)	Consists of 0 shares of Common Stock and 15,750 shares of Common Stock which Ms. Clark has the right to acquire within 60 days through the exercise of vested stock options.

(6)	Consists of 0 shares of Common Stock and 6,750 shares of Common Stock which Mr. Warren has the right to acquire within 60 days through the exercise of vested stock options.

Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of Common Stock within 60 days of September 15, 2025, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within 60 days of September 15, 2025, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Our Common Stock is our only issued and outstanding class of securities eligible to vote.

As of September 15, 2025, there were 3,431,267 shares of Common Stock outstanding owned by our officers and directors, which is approximately 46.45% of our total outstanding Common Stock.

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INFORMATION REGARDING THE AMENDED AND RESTATED ARTICLES

Overview

Our Current Articles, as amended and restated, authorize a total of 30,000,000 shares of capital stock with 25,000,000 shares designated as Common Stock and 5,000,000 shares designated as Preferred Stock. There are currently 7,386,705 shares of Common Stock issued and outstanding, and 0 shares of Preferred Stock issued and outstanding.

On September 15, 2025, the majority of our stockholders voted in favor of the Amended and Restated Articles to increase the authorized shares of our Common Stock from 25,000,000 to 1,000,000,000 and increase the authorized shares of our Preferred Stock from 5,000,000 to 100,000,000, but the amendment and restatement is not yet effective.

The form of the Amended and Restated Articles approved by the majority stockholders is attached hereto as Appendix A. The Amended and Restated Articles will become effective upon filing with the Nevada Secretary of State’s Office, which will occur promptly following the 20th day after this Information Statement is first mailed to our stockholders.

Purposes of the Increase in Shares of our Common Stock and Preferred Stock

The Amended and Restated Articles provides that we will be authorized to issue 1,000,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock. We believe that the share increase will provide us with increased flexibility in meeting future needs and requirements by providing additional authorized shares, which will be available for issuance from time to time as determined by our Board for any proper corporate purpose, without the expense and delay associated with obtaining stockholder approval, except where required by applicable rules, regulations, and laws. In the current market environment, companies of our size and profile are increasingly seeking to position themselves to take advantage of a broad range of corporate opportunities, including but not limited to capital raising activities, mergers and acquisitions, strategic partnerships, joint ventures, and other business initiatives that may arise. By increasing our authorized share count, we believe the Company will be better positioned to respond quickly and effectively to such opportunities, should our Board determine that doing so is in the best interests of the Company and its stockholders. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. Notwithstanding the foregoing, other than as publicly disclosed, we have no obligation to immediately issue such additional shares.

Principal Effects of the Increase in Authorized Stock

The Company’s stockholders will not realize any dilution in their ownership or voting rights as a result of the increase in authorized shares of our Common Stock and/or Preferred Stock, but will experience dilution to the extent additional shares are issued in the future.

Having an increased number of authorized but unissued shares of our Common Stock and Preferred Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The issuance of additional shares of our Common Stock may, if such shares are issued at prices below what current stockholders paid for their shares, reduce stockholders’ equity per share and dilute the value of current stockholders’ shares. It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of our Common Stock or Preferred Stock that would become authorized by the Third Amended and Restated Articles of Incorporation unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the majority of the stockholders that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of us and our stockholders.

When issued, the additional shares of our Common Stock authorized by the Third Amended and Restated Articles of Incorporation will have the same rights and privileges as the shares of our Common Stock currently authorized and outstanding. Holders of our Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of our Common Stock when such shares are issued.

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Shares of authorized and unissued Common Stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of our Company could occur. Issuance of additional Common Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of our Common Stock or Preferred Stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to our Articles of Incorporation, as amended, or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of our Common Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

We are also increasing the number of our authorized shares of Preferred Stock, which may be issued from time to time in one or more series by the Board adopting resolution(s) providing for the issuance of such shares and by filing a certificate of designation to determine and fix the number of shares of such series and such voting powers, and such other designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions to the extent permitted by law.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been our officer or director, or to our knowledge, any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon. None of our directors opposed the actions to be taken by the Company.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), as filed with the SEC on February 28, 2025, is available generally at www.focusuniversal.com, and specifically: https://ir.focusuniversal.com/sec-filings/all-sec-filings/content/0001683168-25-001278/0001683168-25-001278.pdf together with this Information Statement. We will furnish the Annual Report and/or any exhibit to our Annual Report free of charge to any stockholder upon written request as set forth in the Notice of Internet Availability. The Annual Report is incorporated in this Information Statement. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

STOCKHOLDERS ENTITLED TO INFORMATION STATEMENT

This Information Statement is being mailed to you on or about , 2025. We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

Our Board established September 23, 2025 as the Record Date for the determination of stockholders entitled to receive this Information Statement.

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DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 2311 East Locust Court, Ontario, California 91761; Attn: Investor Relations, or email the Company at ir@focusuniversal.com and we will promptly deliver the Information Statement, as applicable, to you upon your request. Stockholders who received multiple copies of the Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet website that contains reports and other information about issuers that file electronically with the SEC. The address of that website is www.sec.gov.

Copies of Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements can also be obtained directly from the Company free of charge by sending a request to the Company by mail as follows:

Focus Universal Inc.

2311 East Locust Court

Ontario, California 91761

Attention: Investor Relations

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APPENDIX A

THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

FOCUS UNIVERSAL INC.

a Nevada corporation

FIRST. The name of the corporation is Focus Universal Inc. (the “Corporation”).

SECOND. The Corporation may maintain an office, or offices, in such other places within or outside the State of Nevada as may be from time to time designated by the Board of Directors or the Bylaws of the Corporation. The Corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as within the State of Nevada.

THIRD. The objects for which this Corporation is formed are to engage in any lawful activity, including, but not limited to the following:

a)	Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.

b)	May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this Corporation is organized.

c)	Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.

d)	Shall have power to sue and be sued in any court of law or equity.

e)	Shall have power to make contracts.

f)	Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.

g)	Shall have power to appoint such officers and agents as the affairs of the Corporation shall require, and to allow them suitable compensation.

h)	Shall have power to make By-Laws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.

i)	Shall have power to wind up and dissolve itself, or be wound up or dissolved.

j)	Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.

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k)	Shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.

l)	Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all rights, powers and privileges of ownership, including the right to vote, if any.

m)	Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefore its capital, capital surplus, surplus, or other property to fund.

n)	Shall have power to conduct business, have one or more offices, and conduct any legal activity in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.

o)	Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the Corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the Corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the Corporation, or any amendments thereof.

p)	Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes.

q)	Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

FOURTH. The total number of shares that the Corporation is authorized to issue is 1,100,000,000 shares of capital stock, par value $0.001 per share, with 1,000,000,000 shares designated as common stock, par value $0.001 per share (the “Common Stock”) and 100,000,000 shares designated as blank check preferred stock, par value $0.001 per share (the “Preferred Stock”). Said shares may be issued by the corporation from time to time for such consideration as may be fixed by the Board of Directors. Preferred Stock may be issued from time to time in one or more series by the Board of Directors adopting resolution(s) providing for the issuance of such shares and by filing a certificate of designation to determine and fix the number of shares of such series and such voting powers, and such other designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions to the extent permitted by law. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

FIFTH. The governing board of the Corporation shall be styled as a “Board of Directors” and any member of such Board of Directors shall be known as “Directors” and the number of Directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of Directors shall not be reduced to fewer than one (1). The Board of Directors shall have five (5) members and the name and address of the Directors shall be as follows:

Name	Address
Desheng Wang	2311 East Locust Court, Ontario, California 91761
Edward Lee	2311 East Locust Court, Ontario, California 91761
Michael Pope	2311 East Locust Court, Ontario, California 91761
Carine Clark	2311 East Locust Court, Ontario, California 91761
Sean Warren	2311 East Locust Court, Ontario, California 91761

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SIXTH. The capital stock, after the amount of the subscription price, or par value, has been aid in, shall not be subject to assessment to pay the debts of the Corporation.

SEVENTH. The name and address of the registered agent of the Corporation in the State of Nevada is:

Registered Agent Solutions, Inc.

187 E Warm Springs Road, Suite B

Las Vegas, NV, 89119, USA

EIGHTH. The Corporation is to have perpetual existence.

NINTH. In furtherance and not in limitation of the powers conferred by the statute, the Board of Directors is expressly authorized:

e)	Subject to the Bylaws, if any, adopted by the Stockholders, to make, alter or amend the Bylaws of the Corporation.

f)	To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation.

g)	By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names as may be stated in the Bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

h)	When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation.

TENTH. No Stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

ELEVENTH. No Director or Officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the Corporation for acts or omissions prior to such repeal or modification.

TWELFTH. This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Third Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Third Amended and Restated Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

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IN WITNESS WHEREOF, the undersigned has caused this Third Amended and Restated Articles of Incorporation to be executed by a duly authorized officer on this _____ day of ____________, 2025.

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Desheng Wang, Chief Executive Officer

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